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                                                                  Exhibit 10.102


                            SEVENTH AMENDMENT TO THE

                 1998 RESTATEMENT OF THE HA-LO INDUSTRIES, INC.

                               401(k) SAVINGS PLAN


         WHEREAS, Starbelly.com, Inc. ("Starbelly") is now a subsidiary of HA-LO Industries, Inc. (the "Corporation"); and

         WHEREAS, the Corporation established and maintains the HA-LO Industries, Inc. 401(k) Savings Plan (the "Plan") for the benefit of its eligible employees; and

         WHEREAS, Starbelly sponsors the Starbelly.com 401(k) Plan (the "Starbelly Plan") for the benefit of its eligible employees; and

         WHEREAS, it is desirable to merge the Starbelly Plan into the Plan and to amend the Plan to provide for the merger of these plans; and

         WHEREAS, the Corporation has reserved the right to amend the Plan in
Section 11.1 of the Plan.

         NOW, THEREFORE, BE IT RESOLVED, that the Plan is amended, effective as provided below, in the following particulars:

         1. Effective January 1, 2001, by adding the following Appendix B to the Plan as follows:

                                   APPENDIX B

B-1 COVERAGE. Notwithstanding anything in the Plan to the contrary, the provisions of this Appendix B shall govern those Participants who participated and had an account balance in the Starbelly.com 401(k) Plan (the "Starbelly Plan") immediately prior to the Effective Date.

B-2 EFFECTIVE DATE. The Effective Date of this Appendix B is January 1, 2001.

B-3 SERVICE. Participants governed by this Appendix B shall be granted credit for Hours of Service with Starbelly.com, Inc. for all purposes of the Plan.

B-4 VESTING. Participants governed by this Appendix B shall be 100% fully vested in the value of their Matching Accounts.

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         IN WITNESS WHEREOF, this Seventh Amendment is executed on behalf of the
Corporation on this ___ day of December, 2000.

                                        HA-LO INDUSTRIES, INC.

                                        By:
                                           ------------------------------

                                        Its:
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